                                                                   EXHIBIT 99.11

DEBTOR:  CAT II, INC.                               CASE NUMBER:  01-10968 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ EDDIE J. PUSTIZZI
----------------------
Eddie J. Pustizzi
Director, Accounting

Debtor:  CAT II, Inc.                               Case Number:  01-10968 (JWV)

                            Monthly Operating Report
                             As of December 31, 2002
                                       And
                            For the Month Then Ended


                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report


                     Summary Of Bank And Investment Accounts                Attachment 1
                                  CAT II, Inc.
Summary                      Case No: 01-10968 (JWV)                           UNAUDITED
CAT II, Inc.              For Month Of December, 2002


                                           Balances
                               -------------------------------        Receipts &       Bank
                                   Opening           Closing          Disbursements    Statements   Account
Account                        As Of 12/01/02   As Of 12/31/02        Included         Included     Reconciled
-------                        --------------   --------------        --------         --------     ----------
No Bank Or Investment                 NA               NA                 NA               NA           NA
Accounts

                           Receipts & Disbursements                Attachment 2
                                CAT II, Inc.
Summary                     Case No: 01-10968 (JWV)
CAT II, Inc.             For Month Of December, 2002
Attach 2

       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                 Concentration & Investment Account Statements      Attachment 3
                                  CAT II, Inc.
Summary                     Case No: 01-10968 (JWV)
CAT II, Inc.              For Month Of December, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 16-JAN-03 15:26:35
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: DEC-02

currency USD
Company=59 (CAT - AHC)
                                                     PTD-Actual
                                                      31-Dec-02
                                                   ---------------
Revenue
Gross Revenue                                                  0.00
Allowances                                                     0.00
                                                  ------------------
Net Revenue                                                    0.00

Operating Expenses
Air                                                            0.00
Hotel                                                          0.00
Commissions                                                    0.00
Onboard Expenses                                               0.00
Passenger Expenses                                             0.00
Vessel Expenses                                                0.00
Layup/Drydock Expense                                          0.00
Vessel Insurance                                               0.00
                                                  ------------------
Total Operating Expenses                                       0.00

                                                  ------------------
Gross Profit                                                   0.00

SG&A Expenses
Sales & Marketing                                              0.00
Start-Up Costs                                                 0.00
                                                  ------------------
Total SG&A Expenses                                            0.00

                                                  ------------------
EBITDA                                                         0.00

Depreciation                                                   0.00

                                                  ------------------
Operating Income                                               0.00

Other Expense/(Income)
Interest Income                                                0.00
Equity in Earnings for Sub                                     0.00
Reorganization expenses                                        0.00
                                                  ------------------
Total Other Expense/(Income)                                   0.00

                                                  ------------------
Net Pretax Income/(Loss)                                       0.00

Income Tax Expense                                      (917,296.83)

                                                  ------------------
Net Income/(Loss)                                        917,296.83
                                                  ==================

AMCV US SET OF BOOKS                                    Date: 20-JAN-03 12:59:10
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: DEC-02

currency USD
Company=59 (CAT - AHC)


                                                YTD-Actual                    YTD-Actual
                                                 31-Dec-02                     22-Oct-01
                                              ---------------             ----------------
ASSETS

Cash and Equivalent                                      0.00                         0.00

Restricted Cash                                          0.00                         0.00

Accounts Receivable                                      0.00                   256,467.70

Inventories                                              0.00                         0.00

Prepaid Expenses                                         0.00                 1,904,155.44

Other Current Assets                                     0.00                         0.00

                                              ----------------            -----------------
Total Current Assets                                     0.00                 2,160,623.14


Fixed Assets                                             0.00                         0.00

Accumulated Depreciation                                 0.00                         0.00

                                              ----------------            -----------------
Net Fixed Assets                                         0.00                         0.00


Net Goodwill                                             0.00                         0.00

Intercompany Due To/From                         4,177,688.04                 1,958,103.81

Net Deferred Financing Fees                              0.00                         0.00

Net Investment in Subsidiaries                           0.00                         0.00

                                              ----------------            -----------------
Total Other Assets                               4,177,688.04                 1,958,103.81

                                              ----------------            -----------------
Total Assets                                     4,177,688.04                 4,118,726.95
                                              ================            =================

AMCV US SET OF BOOKS                                    Date: 20-JAN-03 12:59:10
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: DEC-02

currency USD
Company=59 (CAT - AHC)


                                                YTD-Actual                    YTD-Actual
                                                 31-Dec-02                     22-Oct-01
                                              ---------------             ----------------
LIABILITIES

Accounts Payable                                         0.00                         0.00

Accrued Liabilities                                      0.00                         0.00

Deposits                                                 0.00                         0.00

                                              ----------------            -----------------
Total Current Liabilities                                0.00                         0.00


Long Term Debt                                           0.00                         0.00

Other Long Term Liabilities                              0.00                   939,123.43

                                              ----------------            -----------------
Total Liabilities                                        0.00                   939,123.43


Liabilities Subject to Compromise                        0.00                         0.00


OWNER'S EQUITY

Common Stock                                            10.00                        10.00

Add'l Paid In Capital                            2,919,930.15                 2,919,930.15

Current Net Income (Loss)                          917,296.83                  (735,590.03)

Retained Earnings                                  340,451.06                   995,253.40

                                              ----------------            -----------------
Total Owner's Equity                             4,177,688.04                 3,179,603.52

                                              ----------------            -----------------
Total Liabilities & Equity                       4,177,688.04                 4,118,726.95
                                              ================            =================

CAT II, Inc.                                                   ATTACHMENT 6                                 01-10968 (JWV)
                                             Summary List of Due To/Due From Accounts
                                              For the Months Ended December 31, 2002

                                               CASE               BEGINNING                                              ENDING
AFFILIATE NAME                                 NUMBER              BALANCE                DEBITS      CREDITS            BALANCE
American Classic Voyages Co.                   01-10954         (15,959,416.62)                -           -       (15,959,416.62)
AMCV Cruise Operations, Inc.                   01-10967          (9,637,982.06)                -           -        (9,637,982.06)
The Delta Queen Steamboat Co.                  01-10970                 100.00                 -           -               100.00
Great River Cruise Line, L.L.C.                01-10963              (1,025.41)                -           -            (1,025.41)
Cruise America Travel, Incorporated            01-10966             (23,133.53)                -           -           (23,133.53)
Cape May Light, L.L.C.                         01-10961              (2,038.56)                -           -            (2,038.56)
Project America, Inc.                          N/A                   (1,925.90)                -           -            (1,925.90)
Oceanic Ship Co.                               N/A               15,529,527.96                 -           -        15,529,527.96
Ocean Development Co.                          01-10972             362,391.82                 -           -           362,391.82
Great Hawaiian Cruise Line, Inc.               01-10975                      -      2,105,887.05           -         2,105,887.05
Great Hawaiian Properties Corporation          01-10971                (570.94)                -           -              (570.94)
American Hawaii Properties Corporation         01-10976               3,675.11                 -           -             3,675.11
Great Independence Ship Co.                    01-10969          11,802,199.12                 -           -        11,802,199.12
                                                                ------------------------------------------------------------------
                                                                  2,071,800.99      2,105,887.05           -         4,177,688.04
                                                                ==================================================================

                                  CAT II, Inc.
                                 01-10968 (JWV)




                            Accounts Receivable Aging
                             As of December 31, 2002







                                  Attachment 7


                                 Not Applicable

                                  CAT II, Inc.
                                 01-10968 (JWV)




                             Accounts Payable Detail
                             As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  CAT II, INC.                               CASE NUMBER:  01-10968 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities had consisted of deferred tax assets and liabilities, net. Deferred tax assets and liabilities had been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor adjusted the recorded amounts to zero based upon the expected outcome of Chapter 11 proceedings.

2. The Debtor reclassed unused, pre-petition pre-paid airline tickets to offset related claims filed against AMCV Cruise Operations, an affiliated Debtor.